AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

ON JUNE 30, 2009

File No's 333-65599 & 811-09053

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

[    ]

Post-Effective Amendment No.

[11]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.

[12]

(Check Appropriate Box or Boxes)

THE MP 63 FUND, INC.

(Exact Name of Registrant as Specified in Charter)

MP 63 Fund, Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Address of Principal Executive Offices)(Zip Code)

(914) 925-0022

(Registrant's Telephone Number, Including Area Code)

Vita Nelson

MP 63 Fund Inc.

555 Theodore Fremd Ave., Suite B-103

Rye, NY 10580

(Name and Address of Agent For Service)

With a copy to:

David Jones, Esq.

David Jones & Assoc., P.C.

395 Sawdust Road, # 2148

The Woodlands, TX  77380

Approximate Date of Proposed Public Offering: Immediately Upon Effectiveness

It is proposed that this filing will become effective (check appropriate box):

[X]

immediately upon filing pursuant to paragraph (b).

[   ]

on __________ pursuant to paragraph (b).

[   ]

60 days after filing pursuant to paragraph (a)(1).

[   ]

on _________, pursuant to paragraph (a)(1).

[   ]

75 days after filing pursuant to paragraph (a)(2).

[   ]

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Fund filed its report on Form 24F-2 on May 29, 2009.

Prospectus

THE MP 63 FUND, INC.

June 30, 2009

The MP63 Fund, Inc. (the "Fund"), seeks long-term capital appreciation.  The Fund accumulates shares on a regular basis in a diverse group of companies that meet the criteria established by Moneypaper Advisor, Inc. (the "Advisor") for long-term capital appreciation (see Investment Objective and Policies).

This Prospectus presents basic information about the Fund that you should have before investing.  Please read it carefully before investing and retain it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED  THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS Risk/Return Summary Investment Objective Principal Investment Strategy Principal Risks of Investing in the Fund Past Performance Costs of Investing in the Fund Expense Example
Investment Objective and Policies Investment Objective Investment Policies MP63 Stock Index
Additional Risk Considerations Portfolio Turnover Diversification
Management Investment Advisor Portfolio Transactions and Brokerage Commissions Fund Administrator Distributor

How to Purchase Shares

    How Shares are Priced Each Day

    Fair Value Pricing

    How to Invest in the Fund

    Opening and Adding to Your Account

    Purchases Through Financial Services Organizations

    Purchasing Shares by Mail

    Purchasing Shares by Telephone and Wire Transfer

    Automatic Investment Plan

    Tax Qualified Retirement Plans

    Miscellaneous Purchase Information

How to Redeem Shares General Redemption Information Signature Guarantees Redemption By Mail Redemption By Telephone Payment of Redemption Proceeds Redemption Fee Involuntary Redemption
Dividends and Distributions
Tax Status
Financial Highlights
Privacy Statement
For More Information

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The MP 63 Fund, Inc., seeks long-term capital appreciation.  The Fund accumulates shares on a regular basis in a diverse group of companies that meet the criteria established by Moneypaper Advisor, Inc. (the "Advisor") for long- term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in common stock of companies that make up the Moneypaper 63 Stock Index, typically large-capitalization stocks, with an emphasis on quality and diversity.  The Moneypaper 63 Stock Index is diversified across  industries and is composed of companies that offer direct investment plans ("DRIPs"), regardless of the relative size of the companies.  Generally, each company is allocated an equal amount of the total to be invested, in the manner consistent with dollar-cost averaging.  To facilitate this investment strategy, the  Fund offers an Automatic Investment Plan and encourages shareholders to hold shares in the Fund for the long term.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Risks in General

You could lose money investing in the Fund.  When you sell Fund shares, they may be worth less than what you paid for them because the value of Fund investments vary from day-to-day, reflecting changes in overall market conditions and the conditions of individual securities held by the Fund.  Domestic and foreign economic growth and market conditions, interest rate levels, and political events are among the multitude of factors affecting the prices of the securities in which the Fund invests on a day-to-day basis.  Further, the management team may not accurately predict the direction of the market as a whole and/or may select stocks that under perform the market or their peers.  As a result, their investment decisions may not accomplish what they were intended to achieve.  You should consider your own investment goals, time horizon, and risk tolerance before investing in the Fund.

Risks of Investing in Common Stocks

The Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing.  Those risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.  You should be aware that the value of a company’s share price might decline as a result of poor decisions made by management or lower demand for the company’s products or services, or for no readily apparent reason at all.  In addition, a company’s share price may also decline if its earnings or revenues fall short of marketplace expectations.

There are overall stock market risks that may also affect the value of the Fund.  Over time, the stock markets tend to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.  The value of the Fund’s investments may decrease more than the stock markets in general.

Large-Size Company Risks

Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Mid-Size Company Risks

Investing in medium-sized companies may involve greater risk than investing in larger companies.  Medium-sized companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies, and, therefore, their securities may be more volatile.  Medium-sized company stocks may be bought and sold less often and in smaller amounts than larger company stocks.  Because of this, if a Fund wants to sell a large quantity of a medium-sized company's stock, it may have to sell at a lower price than would otherwise be indicated, or it may have to sell in smaller than desired quantities over an increased time period.

Focused Portfolio Risks

The Fund invests the majority of its assets in the securities that make up the Moneypaper 63 Stock Index.  Accordingly, negative changes in those securities might result in a greater negative impact to the Fund than a Fund that holds a larger array of securities.

PAST PERFORMANCE

The Bar Chart and Table set out below help show the returns and risks of investing in the Fund.  They show changes in the Fund's yearly performance over the lifetime of the Fund and compare that performance to an appropriate index during corresponding periods.  You should be aware that the Fund's past performance is no guarantee or indication that the Fund will perform similarly in the future.

Year-by-Year Annual Total Returns (for calendar years ending on December 31(1))

30%
25%				27.28%
20%
15%							12.07%
10%					11.03%
5%	5.77%					3.35%		5.73%
0%
-5%		-1.09%
-10%
-15%			-14.97%
-20%
-25%
-30%
									-31.10%
	2000	2001	2002	2003	2004	2005	2006	2007	2008

During the periods covered in the bar chart, the highest return for a quarter was + 13.94% (quarter ended June 30, 2003) and the lowest return for a quarter was - 15.11% (quarter ended September 30, 2002).   The Fund's year-to-date return as of March 31, 2009 was -14.16%.

Average Annual Total Returns  (for periods ending on December 31, 2008(1))

Portfolio Returns	One Year	Five Years	Since Inception[1]
Before-Tax Return	-31.10%	-1.38%	0.54%
After-Tax Return on Distributions[2]	-31.68%	-1.98%	-0.06%
After-Tax Return on Distributions and Sale of Portfolio Shares[2]	-20.23%	-1.27%	-0.29%
S&P 500 Index[3] (reflects no deduction for fees, expenses or taxes)	-37.00%	-2.19%	-1.50%

1.

Shares of the Fund commenced investment operations on March 1, 1999.

2.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

3.  The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees.  The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than are found in the Fund's portfolios.

COSTS OF INVESTING IN THE FUND

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

Shareholder Fees: (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases[1]	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends And other Distributions	None
Redemption Fees[2]	2.00%
Exchange Fees	None
Annual Fund Operating Expenses: (expenses that are deducted from Fund assets)
Management Fees	0.35%
Distribution & Servicing (12b-1) Fees	0.00%
Other Expenses[3]	0.61%
Total Annual Fund Operating Expenses (after waivers and/or reimbursement)	0.96%

1.

Financial institutions selling Fund shares may charge investors a fee for their services.

2.

Shares held less than 180 days are subject to a 2%  Redemption Fee.  The Redemption Fee does not apply to IRAs and other tax- deferred accounts.  For an explanation of Redemption Fees see page __.

3.

The Fund pays certain operating expenses directly, including custodial, auditing, and legal fees; fees of the independent directors; costs of printing and mailing prospectuses, statements of additional information, proxy statements, notices, and reports to shareholders; insurance expenses; and costs of registering its shares for sale under federal and state securities laws.  These expenses include custodian, transfer agency and administration fees and other customary Fund expenses.  The ratio disclosed above is based on the Fund's fiscal year ended February 29, 2008.

EXPENSE EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example is based on the Annual Fund Operating Expenses described in the table.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods; that your investment has a 5% return each year; and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
With Full Redemption	$298	$ 406	$ 531	$ 1,178
Without Redemption	$ 98	$ 306	$ 531	$ 1,178

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with long-term capital appreciation through the accumulation of shares of common stock.  The Advisor will make no effort to time the market, and its investment  decisions will not be influenced by movement in the stock market in general, and will not respond to the day-to-day ups and downs of the business activities of the companies it holds.  Unlike many other equity  mutual funds, the Fund does not view a drop in the value of the shares held by the Fund as a negative  occurrence.  Because the Fund expects to accumulate shares in the same companies over a period  of  years, drops in the market prices of any of its holdings give the Fund the ability to buy shares at favorable prices.

Investors are encouraged to add to their Fund positions regularly as a means of accumulating assets slowly over the long term.  Investors redeeming their shares in fewer than five years will be subject to a redemption fee.  See "How to Redeem Shares", below.  It is anticipated that over any 10-year period the Fund will have accumulated more shares at lower prices than it accumulated at higher prices; thus the long-term investor in the Fund has increased the likelihood of achieving the investment objective and has  reduced the risk of negative results.

The Fund is not intended to be a complete investment program.  There is no assurance that the Fund will achieve its investment objective, which may not be changed without shareholder approval.  However, specific investment policies employed by the Advisor to achieve the Fund's objective may be changed or eliminated by the Fund's Board of Directors without shareholder approval.  The Fund has also adopted investment restrictions, most of which may not be changed without shareholder approval.  See   "Investment Objective, Policies and Restrictions" in the SAI.  The Fund has adopted polices and procedure governing the disclosure of its portfolio holdings to affiliated and non-affiliated persons.  A description of those policies and procedures may be found in the Fund's current Statement of Additional Information (“SAI”), dated June 30, 2009.

INVESTMENT POLICIES

The Fund normally invests at least 80% of its total assets in the common stocks of the 63 companies that  make up the Moneypaper 63 Stock Index.  The Fund's portfolio companies usually must also satisfy certain other investment characteristics, including growth in earnings, history of paying dividends, debt ratios, and prospects for future growth.

The  Advisor's disciplined investment approach differs from certain more "actively managed" equity  funds because the Advisor does not buy or sell shares of portfolio companies based on swings in economic or market conditions.  The Fund, however, should not be confused with, and is not intended to be, an index fund.  The Fund normally follows closely the stock selections in the Moneypaper's MP 63 Stock Index.  See "MP 63 Stock Index", below, for a description of such Index; however, the Advisor reserves the right to make independent investment management decisions regarding the composition of the Fund's portfolio.  For example, a portfolio company may cease to be listed on the MP 63 Stock Index but continue to be held by the Fund if the Advisor believes that the company meets its criteria for investment or if it would be disadvantageous to the Fund and its shareholders to sell such stock at such time.  This determination may also affect the weightings of the stocks or the industries in which the Fund invests as compared with similar weightings in the Index during such time.

The Fund expects to receive cash on an ongoing basis and will make regular investments in the companies it already holds.  Initial investments were made by the Fund in proportion to the then-current holdings of the MP 63 Stock Index.  On a regular basis, cash is invested, to the extent possible, evenly among the 63 companies that make up the MP 63 Stock Index.  This process results in a strategy similar to that of dollar-cost averaging.  By utilizing this strategy when investing additional funds for its  shareholders and by minimizing portfolio turnover, the Advisor believes that the Fund will maximize accumulation, thereby compounding Fund value.  Dividends will be reinvested in the companies that paid them.

The Advisor believes that the strategy to invest equal dollar amounts in each company will enable the Fund to achieve its investment objective.  Each company is allocated an equal amount of the total to be invested (except for those amounts received as dividends, which will be  reinvested in the companies that pay them out).  The Advisor rounds up the number, or rounds down the number of shares to purchase  whole shares on a cost-efficient basis.  The difference between the allocation and the amount actually purchased is carried over to the next investment, but remains allocated to that company in particular.

MP 63 STOCK INDEX

The MP 63 Stock Index was created by the editors of The Moneypaper (a monthly investment newsletter) at the start of 1994 in order to track a representative sampling of companies that offer direct investment  plans ("DRIPs").  With an emphasis on quality and diversity, the Index contains companies that, in the managers' opinions, can easily serve as "core" holdings in any portfolio and typify the long-term aims of the small investor who uses DRIPs to build wealth.  The index's design results in holdings comprised of a mixture of industrial companies, utilities, and transportation firms, and runs the gamut from pharmaceuticals to retailers.  Included are blue-chip companies, banks, food companies, and other companies that should do well over the long term.

The MP 63 Index was equally weighted at inception (1/1/94) among companies, regardless of their size, and basically follows the fate of $100 investments in each company, with dividends reinvested, individually and in the aggregate.  Each company has its own "index," regardless of price level or stock-split history, and the overall index is the aggregate performance of all stocks.  When an individual company has a reading of 200, it has doubled the value of its initial investment, which was made at the start of 1994, turning $100 into $200.  When the MP 63 passed the 200 level, as it did on June 6, 1997, it meant that an initial investment of $6,300 ($100 in each company) had achieved a value of more than $12,600.

The MP 63 Index is designed to demonstrate to and encourage individual investors to achieve long-term  wealth by investing in a diverse group of companies, which decreases risk, and to focus on high-quality,  investor-friendly firms that offer DRIPs.  In most cases, the companies included require ownership of just one share to enroll in their direct investment plan.  In addition, these companies either do not charge any fees or, in some cases, charge minimal fees for participating in such plans.  Although the Fund may not exactly mirror the holdings of the MP 63 Stock Index, its investing philosophy, as described above, is inspired by it.

Companies are replaced in the MP 63 Fund in conjunction with changes made to the underlying MP 63 Index.  Replacements are generally made only when, in the Advisor's judgment, a company no longer meets the Advisor's criteria for expected performance or when a component is merged into or acquired by another company that is a non-DRIP company.  However, if the acquirer is judged by the Advisor to be a suitable replacement, it may take the  place of the company being acquired and the shares are converted without capital gains realization.

ADDITIONAL RISK CONSIDERATIONS

All investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions, and other factors.  The Fund's total return, like stock prices generally,  will fluctuate within a wide range, so an investor could lose money over short or long periods of time.  The Fund is also subject to investment-style risk, which is the chance that returns from large-capitalization dividend-paying stocks will trail returns from other stock categories, the overall stock market, or other investments.

PORTFOLIO TURNOVER

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups  and other transaction costs on the sale of securities and investment in other securities.  As a result of the  Fund's investment policies, the Advisor believes that its portfolio turnover rate will generally be lower than that of most other equity mutual funds.  The Fund's portfolio turnover rate was 10.66% for the fiscal year ended February 29, 2009.  A low portfolio turnover rate reduces the number of transactions that may also result in the realization of taxable capital gains, some or all of which may be short-term capital gains not eligible for favored tax treatment.

DIVERSIFICATION

The Fund is a "diversified" investment company under the Investment Company Act of 1940.  This means that with respect to 75% of its total assets, (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. Government securities) and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer.  The remaining 25% of its total assets are not subject to this restriction.  To the extent that the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

MANAGEMENT

INVESTMENT ADVISOR

The Moneypaper Advisor, Inc. (the "Advisor"), 555 Theodore Fremd Avenue, Suite B103, Rye, NY 10580, has been retained under an Investment Advisory Agreement with the Fund to act as the Fund's investment Advisor subject to the authority of the Board of Directors.  Vita Nelson and David Fish are responsible for the overall management of the Fund's portfolio.

Ms. Nelson is President of the Advisor and co-manager of the Fund.  Ms. Nelson's first job in the financial industry was as a bond trader at Granger & Co. in New York, where she made a market in municipal bonds.  In addition to her advisory responsibilities, she is the Chief Executive Officer of The Moneypaper, Inc., and the Editor and Publisher of three well-respected financial publications.  Ms. Nelson has, among her achievements, popularized the use of direct investment plans (DRIPs).  These plans accept investments from individuals directly (thereby permitting the investor to bypass brokers). Ms. Nelson graduated from Boston University with a degree in Comparative Literature.

Mr. Fish is co-manager of the Fund and the Executive Editor of The Moneypaper, Inc. and The Moneypaper's Guide to Direct Investment Plans.  He is responsible for the daily management of the MP 63 Stock Index and his responsibilities at The Moneypaper, Inc., include research, editing, and revising The Moneypaper's Guide to Direct Investment Plans.  Prior to joining The Moneypaper, Inc. in 1996, Mr. Fish had been a Senior Accountant with Thom McAnn Shoe Company since 1974.  Mr. Fish graduated  magna cum laude with a B.S. degree in Business Administration from Worcester State College, Worcester, MA (1974).

The Fund's SAI contains more information about the Fund managers' compensation, other accounts managed by the Fund managers, and the Fund managers' ownership of Fund shares.

The Advisor furnishes the Fund with investment advice and supervises the Fund's management and investment programs.  Under the Investment Advisory Agreement, the Fund pays the Advisor a monthly management fee, equal on an annual basis, to .35% of its average daily net assets.  The Investment Advisory Agreement is terminable by the Board of Directors of the Fund or the Advisor on sixty (60) days' written notice.  The Investment Advisory Agreement will terminate automatically in the event of  its "assignment" as defined in the Investment Company Act.  The Investment Advisory Agreement had an initial duration of two years, and is renewable annually thereafter.  Generally speaking, absent willful misfeasance, bad faith, gross negligence on the part of the Advisor, or reckless disregard of its obligations under the Investment Advisory Agreement, the Advisor is not liable for any action or failure to act in accordance with its duties thereunder.  The Investment Advisory Agreement was last renewed by the Board at a regular meeting held on December 11, 2008.  The Fund's latest Annual Report to Shareholders, dated February 29, 2009, contains a discussion of the material factors considered by the Board when it last renewed the Investment Advisory Agreement.

CODE OF ETHICS

The Fund and the Advisor have each adopted a Code of Ethics that restricts personal investing practices by employees of the Advisor and its affiliates.  Among other provisions, the Code of Ethics requires that  employees with access to information about the purchase or sale of securities in the Fund's portfolio obtain clearance before executing personal trades.  With respect to Ms. Nelson and Mr. Fish, the Code of Ethics prohibits the acquisition of securities in an initial public offering, as well as of profits derived from the purchase and sale of the same security within 60 calendar days.  These provisions are designed  to ensure that the interests of the Fund and its shareholders come before the interests of the people who manage the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Portfolio transactions for the Fund will generally be executed with broker-dealers on an agency basis. The Advisor is responsible for placing all orders for purchases and sales of the Fund's securities.  In selecting broker-dealers, the Advisor may consider research and brokerage services furnished to the Fund, as well as to the Advisor and its affiliates.  Subject to seeking the most favorable price and execution available, the Advisor may consider sales of the Fund's shares (and of those of future series of the Fund) as a factor in the selection of broker-dealers.  In addition, any portfolio transactions for the  Fund that are executed on an agency basis may be effected through an affiliate of the Advisor.  For more information, see "Portfolio Transactions and Allocation of Brokerage" in the SAI.

FUND TRANSFER AGENT & FUND ACCOUNTING AGENT

Pursuant to a Transfer Agent and Administration Agreement and a separate Accounting Service Agreement (collectively, the "Administrator Agreements"), Mutual Shareholder Services, LLC ("MSS"), which has its principal office at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147, provides transfer agency, fund accounting and certain administrative services to the Fund, subject to the supervision of the Board of Directors.  For its services rendered by MSS, the Fund pays MSS a monthly fee, which is based on its average net assets and the number of current shareholders.  The Fund also reimburses MSS for printing, postage, and telephone costs.

Pursuant to a separate Administrative Services Agreement between the Fund and the Advisor, the Advisor provides certain administrative services to the Fund not otherwise provided by MSS.  For its services rendered by the Advisor, the Fund pays the Advisor a a flat monthly fee.

DISTRIBUTOR

Quasar Distributors, LLC  615 East Michigan Street, Milwaukee, WI 56202 (the "Distributor"), is the distributor of the Fund's shares.  The Advisor and/or MSS may, out of their own assets, pay for certain expenses incurred in connection with the  distribution of Fund shares.  In particular, either or both entities may make payments out of their own assets to sales representatives and broker-dealers in connection with sales of Fund shares.

HOW TO PURCHASE SHARES

HOW SHARES ARE PRICED EACH DAY

The price you pay for a share of the Fund, and the price you receive upon selling or redeeming a share of the Fund, is based upon the Fund's net asset value ("NAV").  The NAV is calculated by taking the total value of the Fund's assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value  =

Total Net Assets – Liabilities

Number of Shares Outstanding

The Fund's NAV is generally calculated as of the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 pm. Eastern time) every day the Exchange is open.  All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Fund's transfer agent, Mutual Shareholder Services, LLC. (the "Transfer Agent").  Your order must be placed with the Transfer Agent prior to the close of trading on the NYSE in order to be confirmed for that day's NAV.  The Fund’s investments are valued at market value or, if a market quotation is not readily available, at the fair value determined in good faith by the Advisor, subject to the review and oversight of the Funds’ Board of Directors.  The Fund may use an independent pricing service to determine market value.

FAIR VALUE PRICING

The Board of Directors has delegated to the Advisor responsibility for determining the value of Fund portfolio securities under certain circumstances.  Under such circumstances, the Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances.  The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing.  The Fund has adopted written policies and procedures to guide the Advisor with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

The Fund invests the vast majority of its assets in frequently traded exchange listed securities of domestic issuers with relatively liquid markets and calculate its NAV as of the time those exchanges close.  The Fund typically does not invest in securities on foreign exchanges or in illiquid or restricted securities.  Accordingly, there may be very limited circumstances under which the Fund would ever hold a security that would need to be fair value priced.  Examples of when it would be likely that the Fund security would require fair value pricing include but are not limited to:  if the exchange on which a portfolio security traded were to close early; if trading in a particular security were to be halted on an exchange and did not resume trading prior to calculation of NAV; if a significant event that materially affected the value of a security were to occur after the securities' exchange had closed but before the Fund's NAV had been calculated; and if a security that had a significant exposure to foreign operations was subject to a material event or occurrence in a foreign jurisdiction in which the company had significant operations.

When a security is fair value priced, it means that the Advisor is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available.  Accordingly, there is always the possibility that the Advisor's calculations concerning security value could be wrong, and as a result, the Fund's NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

HOW TO INVEST IN THE FUND

The Fund offers only No-Load shares to the public.  No-load Shares are sold at net asset value without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.

Your purchase of Fund shares is subject to the following minimum investment amounts:

MINIMUM

TYPE OF

INVESTMENT

SUBSEQUENT

ACCOUNT

TO OPEN ACCOUNT

INVESTMENTS

REGULAR

$1,000

$100

IRAs

$1,000

$100

The Fund may waive or reduce the minimum for certain retirement and employee savings plans or custodial accounts for the benefit of minors.  All purchases must be made in U.S. dollars and checks must be drawn on U.S. financial institutions.  No cash, credit cards, or third party checks will be accepted.  A $25 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account, or other reasons.  If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or its agent) has the authority to redeem shares in your account(s) from the Fund to cover any resulting losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

Your investment in the Fund should be intended to serve as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to its efficient management, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

OPENING AND ADDING TO YOUR ACCOUNT

You can invest in the Fund by mail, wire transfer,through participating financial services professionals, and to the extent permitted by law, the internet.  After you have established your account, you may also make subsequent purchases by telephone.  You may also invest in the Fund through an automatic payment plan.  Any questions you may have can be answered by calling the Fund, toll free, at 1-877-MP63FUN (676-3386).

PURCHASES THROUGH FINANCIAL SERVICES ORGANIZATIONS

You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals.  Simply call your investment professional to make your purchase.  If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements.  These fees and requirements would be in addition to those imposed by the Fund.  If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).  Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and for crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

PURCHASING SHARES BY MAIL

To purchase shares by mail, simply complete the Account Application included with this Prospectus, make a check payable to The MP63 Fund, and mail the form and check to:

The MP 63 Fund

C/O: Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Your purchase order, if accompanied by payment, will be processed upon receipt by the Transfer Agent.  If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 pm. East Coast time), your shares will be purchased at the Fund’s NAV calculated at the close of regular trading on that day.  Otherwise, your shares will be purchased at the NAV determined as of the close of regular trading on the next business day.

PURCHASING SHARES BY TELEPHONE AND WIRE TRANSFER

To make an initial purchase of shares by wire transfer, take the following steps:

1.

Call 1-877-MP63FUN (676-3386) to inform us that a wire is being sent.

2.

Obtain an account number from the Transfer Agent.

3.

Fill out, fax (440-526-4446), then mail the Account Application to the Transfer Agent

4.

Ask your bank to wire funds to the account of:

U.S. Bank, N.A.

Cincinnati, OH

ABA# 042000013

For credit to the MP63 Fund

Account # 130100788905

Shareholder Acct. No._________________________________

(Insert Account Number)

Shareholder Acct. Name_______________________________

(Insert Shareholder Name)

Include your name(s), address, and taxpayer identification number or Social Security number on the wire.  The wire should state that you are opening a new Fund account.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Application form with the Transfer Agent before any of the shares purchased can be redeemed.  Either fill out and mail the Account Application form included with this prospectus, or call the Transfer Agent and they will send you an application.  You may make purchases by telephone only if you have an account at a bank that is a member of the ACH. Most transfers are completed within three business days of your call. To preserve flexibility, the Fund may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Fund does not currently expect to charge such a fee.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine.  Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions.  Assuming reasonable procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine.  The Fund shall have authority, as your agent, to redeem shares in your account to cover any such loss.  As a result of this policy, you will bear the risk of any loss unless the Fund and/or the Transfer Agent has failed to follow procedures reasonably designed to prevent losses.  However, if the Fund and/or the Transfer Agent fail to follow such procedures, it/they may be liable for such losses.

AUTOMATIC INVESTMENT PLAN

You may purchase shares of the Funds through an Automatic Investment Plan.  The Plan provides a convenient way for you to have money deducted directly from your checking, savings, or other accounts for investment in shares of the Fund.  You can take advantage of the plan by filling out the Automatic Investment Plan section of the Account Application included with this prospectus.  You may only select this option if you have an account maintained at a domestic financial institution which is an Automated Clearing House (“ACH”) member for automatic withdrawals under the plan.  You can automatically transfer $50 or more per month or $100 or more per quarter from your bank, savings and loan, or other financial institution to purchase additional shares.  The Fund may alter, modify, amend or terminate the Plan at any time, but will notify you at least thirty (30) days beforehand if it does so.  For more information, call the Transfer Agent at 1-877-MP63FUN (676-3386).

TAX-QUALIFIED RETIREMENT PLANS

The Fund is available for your tax-deferred retirement plan.

*

Individual Retirement Accounts ("IRAs"): simple IRAs, Roth IRAs, Education IRAs, or any other form of IRA permitted by law;

*

403(b) plans for employees of public school systems and non-profit organizations;

*

401(k) plans;

*

Profit-sharing plans and pension plans for corporations and employees.

You can also transfer your tax-deferred plan from another fund or custodian.  The shareholder bears the responsibility for any tax obligations incurred, such as with respect to the conversion of a tax-deductible IRA to a Roth IRA.  An IRA disclosure document including a Request to Transfer form can be obtained by calling the Fund at 1-877-676-3386.

MISCELLANEOUS PURCHASE INFORMATION

The Fund reserves the right to reject applications for shares under circumstances or in amounts considered disadvantageous to shareholders.  Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by wire transfer, check, or money order drawn on a U.S. bank, savings & loan, or credit union.  The custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the custodian for insufficient funds.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person  who opens an account.  Investors opening an account will be asked their name, address, date of birth, and other information that will allow the Fund to identify them. The Fund also may request other identifying documents or information.  The Fund may not be able to open an account or complete a transaction until it is able to verify an investor's identity.

All purchases of the Fund's shares will be made in full and fractional shares calculated to three decimal places. The Fund will not issue stock certificates evidencing ownership of Fund shares.

If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 pm. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the NAV calculated at 4:00 pm. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 pm. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.  The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers and dealers may, in turn, designate other intermediaries to receive purchase and redemption orders on the Fund's behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  Customer orders received in such manner will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account.  Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

HOW TO REDEEM SHARES

GENERAL REDEMPTION INFORMATION

You may redeem all or a portion of your shares at any time.  Your shares will be redeemed at the Fund's per share NAV next determined after receipt of your instructions in good order as explained below.  The Fund's NAV will fluctuate on a daily basis.  The redemption value of your shares may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund at the time your redemption is processed.

If authorized in the Account Application, you may contact the Transfer Agent by telephone with an oral request or send a written request. All redemption requests must be in “good order”.

“Good order” means that your request must include:

1.

Your account number;

2.

The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed;

3.

The signatures of all account owners exactly as they are registered on the account;

4.

Any required signature guarantees; and

5.

Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

SIGNATURE GUARANTEES

A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)

if you change the ownership on your account;

(ii)

when you want the redemption proceeds sent to a different address than is registered on the account;

(iii)

if the proceeds are to be made payable to someone other than the account's owner(s);

(iv)

any redemption transmitted by federal wire transfer to your bank; and

(v)

if a change of address request has been received by the Company or Transfer Agent within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $25,000 or more from any Fund shareholder account.  A redemption will not be processed until the signature guarantee, if required, is received in “Good Order”.

Signature guarantees are designed to protect both you and the Funds from fraud.  To obtain a signature guarantee, you should visit a bank, trust company, credit union,securities broker or dealer, or savings and loan association.  Contact the Fund at 1-877-MP63FUN(676-3386) for further details.

REDEMPTION BY MAIL

To redeem shares by mail, simply mail a letter or standard form of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered, to the Transfer Agent at: MP 63 Fund, Inc., c/o: Mutual Shareholder  Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147. Requests must include the following documentation:

1.

any required signature guarantees (see Signature Guarantees, above); and

2.

other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit-sharing plans, and other organizations.

REDEMPTION BY TELEPHONE

Provided the Telephone Redemption Option has been authorized in your Account Application, your may redeem shares by calling the Transfer Agent at 1-877-MP63FUN (676-3386) and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions.  If the Telephone Redemption Option is authorized, the Fund and its transfer agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its transfer agent to be genuine.

The Transfer Agent's records of such telephone instructions are binding and each shareholder, and not  the Fund or its transfer agent, bears the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine.  The Fund will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions.  The procedures employed by the Fund in connection with transactions initiated by telephone may include tape recording of telephone instructions and requiring some form of personal identification information prior to acting upon instructions received by telephone.

It maybe difficult to reach the Fund by telephone during periods when market or economic conditions foster an unusually large volume of telephone requests.  Although the Advisor believes that this would not be an advantageous time at which to redeem your shares, you may still elect to do so.  If you cannot reach the Fund by telephone, you should issue written instructions to the Transfer Agent at Mutual Shareholder Services,  LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  The Fund reserves the right to suspend or terminate its telephone services at any time without notice.

PAYMENT OF REDEMPTION PROCEEDS

After your shares have been redeemed, proceeds will be paid within three business days.  In no event will payment be made more than seven days after receipt of your order in good form, except that payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the NYSE.  Payment of redemption proceeds may also be delayed if the shares to be redeemed were recently purchased by a check drawn on a bank that is not a member of the Federal Reserve System, or until such check has cleared the banking system (normally up to 15 days from the purchase date).

REDEMPTION FEE

The Fund is designed for long-term investors. It is not designed for short-term traders whose frequent purchases and redemptions can unnecessarily disrupt the Fund's investment program.  Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Fund at the worst possible time as far as long-term investors are concerned.  Additionally, short-term trading drives up the Fund's transaction costs as measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors.  Moreover, short-term sales have tax consequences that would be borne by the remaining shareholders.  For these reasons, the Fund assesses a 2% fee on the redemption of shares held for less than 180 days on shares purchased after June 30, 2008 and held for less than 180 days.  For shareholders who purchased shares prior to June 30, 2008, the Fund assesses a 2% fee on the redemption of shares held for less than three years.  This fee is reduced to 1% for shares held for more than three years but less than five years, and no fee is charged for shares held for more than five years.  The early redemption expenses will be paid to the Fund to help offset Fund expenses.

The fee does not apply to any shares purchased through reinvested distributions(dividends and capital gains) or to shares held in retirement plans (such as 401(k), 403(b), 457, Keogh, profit-sharing plans, and money purchase pension plans).  This fee also does not apply to shares held in IRA accounts.

INVOLUNTARY REDEMPTION

The Fund reserves the right to redeem your account at any time the net asset value of the account falls below $500 as the result of a redemption request.  You will be notified in writing prior to any such redemption and will be allowed 30 days in which to make additional investments before the redemption is processed.

DIVIDENDS AND DISTRIBUTIONS

The Fund will distribute its net investment income, if any, and net realized capital gains, if any,  at least annually.  Distributions from capital gains are made after applying any available capital losses and/or capital loss carryovers.

Although the Fund's Advisor believes that accumulating shares through the reinvestment of all dividends  and capital gains distributions contributes to the success of this investment strategy and suggests that shareholders reinvest all distributions in additional Fund shares, by law the Fund must allow you to choose from among the following three options:

*

Reinvest all distributions in additional shares;

*

Receive distributions from net investment income in cash while reinvesting capital gains distributions, if any, in additional shares; or

*

Receive all distributions in cash.

You can change your distribution option by notifying the Fund in writing.  If you do not select an option when you open your account, all distributions will be reinvested in additional shares.  You will receive a statement confirming the reinvestment of distributions in additional shares promptly following the end of each calendar year.

If a check representing a distribution is not cashed within a specified period (generally three months),  the transfer agent will notify you that you have the option either of requesting another check or of reinvesting the distribution in the Fund.  If the transfer agent does not receive your election, the distribution will be reinvested in the Fund at the then Net Asset Value.  Similarly, if correspondence sent by the Fund or the transfer agent is returned as "undeliverable," all Fund distributions will automatically be reinvested in the Fund. Be sure to send the transfer agent notification of any change of address.

TAX STATUS

Distributions of income by the Fund are generally taxable to  shareholders as ordinary  income.  Certain  Fund distributions may be considered as  short-  or long-term  capital gain. Capital  gains  may  be  taxable  at  different  rates depending on the length of time that the Fund holds its assets. Interest income from direct   investment   by   non-corporate taxpayers in  U.S.  Government obligations (but not repurchase agreements) generally  is not subject to state taxation.  However, some states may tax mutual fund dividends attributable to such income.  The transfer agent will send a notice to each shareholder (Form1099 or 1099 substitute) advising the  shareholder  of  any  taxable income or capital gains distributed by the Fund for each taxable year.

A sale of Fund shares is a taxable event that may result in a capital  gain  or loss.   To the extent that redemption requests result in sales of shares of the Fund's portfolio  securities,  remaining shareholders may be subject to capital gains or losses. However, the Fund's early redemption fee policy, the fees from which are used to defray Fund expenses,  is  designed  to encourage longer-term investment in the Fund and to discourage redemptions. The  early redemption fee is designed to discourage such sales and compensate existing shareholders.

For  a  more  detailed  discussion  of  the federal income tax consequences  of investing in shares of the Fund, see "Taxation" in the SAI. Before investing in this Fund, you should consult your tax advisor  regarding  the  consequences of your local and state tax laws.

FINANCIAL HIGHLIGHTS

The  financial highlights table is intended to help you understand the Fund's financial performance for the Fund's last five fiscal years ending on February 28 of each period.  Certain information reflects financial results for a single Fund share. The total returns in the table  represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Information for the Fund's fiscal years presented below has been audited by WithumSmith+Brown, PC,  whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

Selected data for a share outstanding throughout the period ended February 28:	2009	2008	2007	2006	2005
Net Asset Value- Beginning of Period	$12.10	$ 13.36	$12.48	$11.91	$11.01
Net Investment Income	0.22	0.18	0.17	0.15	0.10
Net Gains or Losses on Securities (realized and unrealized)	(5.20)	(0.51)	1.13	0.55	0.90
Total from Investment Operations	(4.98)	(0.33)	1.30	0.70	1.00

Distributions (from Net Investment Income)	(0.21)	(0.19)	(0.17)	(0.13)	(0.09)
Distributions (from Net Capital Gains)	0.00	(0.74)	(0.25)	0.00	(0.01)
Total Distributions	(0.21)	(0.93)	(0.42)	(0.13)	(0.10)
Net Asset Value- End of Period	$ 6.91	$ 12.10	$ 13.36	$ 12.48	$ 11.91
Total Return (a)	(41.49)%	(3.08)%	10.40%	5.91%	9.06%
Ratios/Supplemental Data

Net Assets-End of Period (Thousands)

    Ratio of Expenses to Average Net Assets

    Ratio of Expenses to Average Net Assets

    (before reimbursement)

    Ratio of Net Income to Average Net Assets

    Ratio of Net Income to Average Net Assets

    (before reimbursement)

	23,497 0.96% 0.96% 2.04% 2.04%	39,992 0.88% 0.88% 1.34% 1.34%	41,137 0.97% 0.97% 1.28% 1.28%	37,726 1.02% 1.02% 1.23% 1.23%	33,334 1.22% 1.22% 0.85% 0.85%
Portfolio Turnover Rate	10.66%	4.75%	25.90%	6.58%	8.77%

(a)

Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.

PRIVACY STATEMENT

Commitment to Consumer Privacy

From our first day of operation, The MP63 Fund, Inc. (the "Fund") has been committed to handling investor information responsibly.  We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities.  New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Fund.

Collection and Disclosure of Shareholder Information

The Fund collects, retains  and uses consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. We only use such information to enhance, evaluate  or modify a consumer's relationship with The Fund to administer shareholder accounts, or to identify  specific financial needs and to provide consumers with information about the Fund and related products  and services.  We do not share or sell personal information about consumers to third parties for their  independent use.  However, we may share information with companies affiliated with the Fund in order  to provide you with information about other products or services that may be of interest to you.

•

Consumer information  collected  by,  or on behalf of the Fund generally comes from the following sources:

•

Account   applications,   other   required   forms, correspondence,  written  or electronic, or telephone contacts  with shareholders  or  consumers  inquiring about the Fund;

•

Transaction history of a shareholder's account; or

•

Third parties.

We may disclose consumer information to third parties who are not affiliated with the Fund:

•

as  permitted  by  law,  for  example  with service providers  who maintain or service customer  accounts for the Fund or to a shareholder's broker/dealer, or

•

to perform  marketing  services  on  our  behalf or pursuant to a joint marketing agreement with  another financial institution.

Security of Customer Information

We require service providers to the Fund:

•

to maintain policies and procedures designed to assure only appropriate access to information about customers of the Fund;

•

to limit the use of information about customers of the  Fund to the purposes for which the information was disclosed, or as otherwise permitted by law; and

•

to maintain physical, electronic and procedural safeguards that comply with federal standards to guard non public personal information of customers of the Fund.

FOR MORE INFORMATION

A Statement of Additional Information ("SAI") containing additional information about the Fund, dated  June 30, 2009 is available free of charge.  Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. The Fund's Annual Report, dated February 29, 2009, contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.  An SAI and/or the Annual and  Semi-Annual Reports will be sent to any investor within three (3) business days of the Fund's receipt of a request for one.  Such request should be addressed to MP 63 Fund, Inc., C/O: Mutual  Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  The telephone number for shareholder inquiries and to request copies of the SAI or the Fund's Annual and Semi-Annual Reports is   1-877-MP63FUN  (676-3386).

Information about the Fund, including the SAI also can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. and  information on the operation of the Commission's Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.   Reports and other information about the Fund are also available on the EDGAR database or on the Commission's Internet site at http://www.publicinfo@sec.gov.  Copies of this information maybe obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The SAI has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.

(INVESTMENT COMPANY ACT FILE NO. 811-09053)

MP 63 FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

Dated June 30, 2009

TABLE OF CONTENTS

Investment Objective, Policies and Restrictions

Directors and Executive Officers

Investment Advisory and Other Services

Portfolio Transactions and Allocation of Brokerage

Disclosure of Portfolio Holdings

Taxation

Ownership of Shares

Dividends and Distributions

Net Asset Value

Performance Comparisons

Counsel and Independent Accountants

Other Information

Financial Statements

This Statement of Additional Information is not a prospectus.  It supplements and should be read in conjunction with the Fund's Prospectus dated June 30, 2009.  This SAI incorporates by reference the Fund's Prospectus, dated June 30, 2009, and Annual Report to Shareholders for the fiscal year ended February 28, 2009 (the "Annual Report"). A free copy of either the Prospectus or the Annual Report can be obtained by writing MP63 Fund, Inc., 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147 or by calling1-877-MP63FUND (676-3386).

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

The Fund is an open-end, diversified management investment company, which was incorporated under  the laws of the state of Maryland on October 13, 1998.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund currently offers its shares in one series.  The Fund's investment objective and a summary of its investment policies are set forth in the  Prospectus.  Additional information regarding the Fund's investment policies and restrictions is set forth below.

INVESTMENT POLICIES.

The following paragraphs provide additional information about the Fund's investment policies.  Unless  otherwise noted, the policies described in this Statement of Additional Information are not fundamental  and may be changed by the Board of Directors.

REPURCHASE AGREEMENTS.

In addition to common stock, the Fund may invest in repurchase agreements collateralized by the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of the  securities with the condition that after a stated period of time the original seller will buy back the  same securities at a predetermined price or yield.  The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day.  If at  any time the market value of the Fund's collateral falls below the repurchase price of  the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).  Repurchase agreements involve certain risks not associated with direct investments in securities.  In the event the original seller defaults on its obligation to repurchase, the Fund will seek to sell the collateral,  which could  involve costs of delays. To the extent that proceeds from the sale of collateral are less than the repurchase price, the Fund would suffer a loss.

COVERED CALL OPTIONS TRANSACTIONS- To protect the Fund against changes in securities prices or interest rates, the Fund may write (sell) call options on portfolio securities held by the Fund.  This is known as writing “covered calls”.  The Fund will engage in covered call writing only as a means to protect the Fund from extreme price movements of held portfolio securities.  When the Fund writes a covered call, it receives a premium from the contract buyer.  If the price of the stock rises beyond the price set in the options contract, the buyer may require the Fund to sell its portfolio securities at the option price, with the effect that covered call writing can limit the upside profit potential of a portfolio holding.

On the other hand, if the price of the security drops, the premium received helps to offset the loss in stock value.  The Fund will only engage in such transactions as allowed under applicable rules and regulations.

INVESTMENT RESTRICTIONS

In addition to the investment objective and policies set forth in the Prospectus and in this Statement of Additional Information, the Fund is subject to certain fundamental and non-fundamental investment  restrictions, as set forth below.  Fundamental investment restrictions may not be changed with respect to the Fund, without the vote of a majority of the Fund's  outstanding shares. Non-fundamental investment  restrictions of the Fund may be changed by the Board of Directors.

AS FUNDAMENTAL INVESTMENT RESTRICTIONS, THE FUND WILL NOT:

1.

Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry.  This restriction also does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

2.

Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, as a result, as to 75% of the Fund's total assets, more than 5% of its net assets would be invested in the securities of one issuer or the Fund would hold more than 10% of the outstanding voting securities of any one issuer.

3.

Issue any senior securities, as defined in the Investment Company Act of 1940, as amended (the "1940  Act"), other than as set forth in restriction number 4 below.

4.

Borrow amounts in excess of 10% of the cost or 5% of the market value of its total assets, whichever is less, and then only from a bank and as a temporary measure for extraordinary or emergency purposes in order to meet redemption requests.  The reason the Fund might borrow would be to avoid selling a  portion of its investments at a  time when it may be disadvantageous to do so.  Interest paid by the Fund on borrowed funds would decrease its net earnings. To secure any such borrowing, the Fund may pledge   or hypothecate not in excess of 15% of the value of its total assets.

5.

Purchase or sell real estate, commodities or commodity futures contracts.

6.

Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

7.

Engage in any short-selling operations.

8.

Lend money other than through the purchase of debt securities in accordance with its investment policies.

9.

Engage in margin transactions or in transactions involving puts, calls, straddles, or spreads, except as permitted by the Fund under its investment policies.

10.

Acquire or retain more than 5% of the securities of any other investment company.

The Fund is also subject to the following restrictions that are not fundamental and may therefore be changed by the Board of Directors without shareholder approval.

THE FUND WILL NOT:

1.

Acquire securities for the purpose of exercising control over management.

2.

Invest more than 15% of its net assets in illiquid securities.

Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the Fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Fund's net assets will not be considered in determining whether it has complied with its investment restrictions.

DIRECTORS AND EXECUTIVE OFFICERS

The Directors are responsible for overseeing the general operations of the Advisor and the general operations of the Fund. These responsibilities include approving the arrangements with companies that provide necessary services to the Fund, ensuring the Fund's compliance with applicable securities laws and that dividends and capital gains are distributed to shareholders. The Directors have appointed officers to provide many of the functions necessary  for day-to-day operations.

The following table contains information concerning the Directors and officers of the Fund and their principal occupations during the past five years.

DISINTERESTED (INDEPENDENT) DIRECTORS :

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Ted S. Gladstone 555 Theodore Fremd Ave Rye, NY 10580 Age: 76	Director	Indefinite. Since 1998	1
	Principal Occupation During Past Five Years		Other Directorships Held by Director
	President, Gladstone Development Corporation (real estate development)		None
Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Gloria Schaffer 555 Theodore Fremd Ave Rye, NY 10580 Age: 77	Director, Audit Committee Member	Indefinite. Since 1998	1
	Principal Occupation During Past Five Years		Other Directorships Held by Director
	Partner, CA White (real estate development)		None
Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Richard Yaffa 555 Theodore Fremd Ave Rye, NY 10580 Age: 76	Director, Audit Committee Member	Indefinite. Since 2005	1
	Principal Occupation During Past Five Years		Other Directorships Held by Director
	President, Manhattan Products, Inc.		None

INTERESTED DIRECTORS:

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Director
Vita Nelson(1) (2) 555 Theodore Fremd Ave Rye, NY 10580 Age; 70	Director, President	Indefinite. Since 1998	1
	Principal Occupation During Past Five Years		Other Directorships Held by Director
	President, Editor and Director, The Moneypaper, Advisor, Inc.(investment adviser to the Fund). President, Editor and Publisher of the Moneypaper, Temper of the Times Communications, Inc. (newsletter)		Moneypaper Advisor, Inc. Moneypaper, Temper of the Times Communications, Inc.

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS:

Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen
Lester Nelson(1) 555 Theodore Fremd Ave Rye, NY 10580 Age: 79	Secretary, Chief Compliance Officer	Indefinite. Since 1998	1
	Principal Occupation During Past Five Years		Other Directorships Held by Officer
	Attorney, private practice.		Moneypaper Advisor, Inc. Moneypaper, Temper of the Times Communications, Inc.
Name, Address & Age	Position(s) Held with the Fund	Term of Office & Length of Time Served	Number of Portfolios Overseen By Officer
David Fish 555 Theodore Fremd Ave Rye, NY 10580 Age: 59	Treasurer	Indefinite. Since 2003	1
	Principal Occupation During Past Five Years		Other Directorships Held by Officer
	Executive Editor of the Moneypaper, Inc. (newsletter)		None

1.

Vita Nelson and Lester Nelson are married.

2.

Vita Nelson is President of the Fund and a Director of the Fund's Advisor, The Moneypaper  Advisor,  Inc. and, therefore, is an "Interested Director" of  the Fund.

The members of the Audit Committee of the Board of Directors are Gloria Schaffer and Richard Yaffa.  Mr. Yaffa acts as the chairperson of such committee.  The Audit Committee  oversees the Fund's financial reporting process, reviews audit results and recommends annually to the Fund a firm of independent certified public accountants.  During the fiscal year ended February 29, 2009, the Audit Committee met 2 times.

Those Directors who are officers or employees of the Advisor, or its affiliates receive no remuneration  from the Fund.  Each disinterested Director receives a fee from the Fund for each regular quarterly and in-person special meetings of the Board of Directors attended. Each disinterested Director receives $1,000 per year for serving as a director of the Fund and $250 for each meeting attended.  In addition, each disinterested Director may be reimbursed for expenses incurred in connection with attending meetings.

The following table sets forth the compensation paid by the Fund to each disinterested Director during the fiscal year ended February 29, 2009:

Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Benefits Upon Retirement	Total Compensation from Trust Paid to Directors
Ted Gladstone	2,000	None	None	$2,000
Gloria Schaffer	$2,000	None	None	$2,000
Richard Yaffa	$2,000	None	None	$2,000

As of March 31, 2008, the Directors and officers of the Fund as a group, owned of record or beneficially, less than 1% of the Fund's outstanding shares.

The following table sets forth the dollar range of shares of the Fund beneficially owned by each Director and/or Officer of the Fund as of March 31, 2009:

Name of Director/Officer	Dollar Range of Securities held in the Fund	Dollar Range of Securities Held in All Funds
Ted S. Gladstone	None	NA
Gloria L. Schaffer	None	NA
Richard Yaffa	None	NA
Vita Nelson	Over $100,000	Over $100,000
Lester Nelson	$1 to $10,000	$1 to $10,000
David Fish	$10,001 to $ 50,000	$10,001 to $ 50,000

INVESTMENT ADVISORY AND OTHER SERVICES

The investment Advisor for the Fund is The Moneypaper Advisor, Inc. (the"Advisor"). The Advisor acts as such pursuant to a written agreement, which must be annually re-approved by the Board of Directors.  The address of the Advisor is 555 Theodore Fremd Avenue, Suite B103, Rye, New York 10580

CONTROL OF THE ADVISOR

The stock of the Advisor is owned by The Moneypaper, Inc., of which Vita Nelson is the majority shareholder.  Vita Nelson is the President of the Fund.

INVESTMENT ADVISORY AGREEMENT

The Advisor acts as the investment advisor of the Fund under an Investment Advisory Agreement, which  has been approved by the Board of Directors(including a majority of the Directors who are not parties to the agreement, or interested persons of any such party).

The Investment Advisory Agreement will terminate automatically in the event of its assignment.  In addition, the agreement is terminable at any time, without penalty, by the Board of Directors or by vote of a majority of the Fund's outstanding voting securities on not more than sixty (60) days' written notice to the Advisor, and by the Advisor on sixty (60) days' written notice to the Fund. Unless sooner terminated, the agreement continues in effect for more than two years after its execution only if such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding shares of the Fund, provided that in either event such continuance is also approved by a vote of a majority of the Directors who are not parties to such agreement, or interested  persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.  The Investment Advisory Agreement was last renewed by the Board on December 11, 2008.  The Fund's latest Annual Report to Shareholders, dated February 29, 2009, contains a discussion of the material factors considered by the Board when it last renewed the Investment Advisory Agreement.

Pursuant to its Investment Advisory Agreement, the Fund pays the Advisor monthly an advisory fee equal, on an annual basis, to 0.35% of ts average daily net assets.  The Advisor may waive a portion of its fees from time to time.  The Advisor has voluntarily agreed to limit Fund expenses to 1.25%.  In accordance with the terms of the Investment Advisory Agreement, any fee withheld or voluntarily reduced and any fund expense cap, shall be reimbursed by the Fund to the Advisor, if so requested by  the Advisor, no later than the fifth fiscal year succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward  the operating expenses for such fiscal year (taking into account the reimbursement)does not exceed the previously referred to limitation on Fund expenses.  Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Advisor, even if such practice may require the Advisor to waive, reduce or absorb current Fund  expenses.  For the fiscal years ended on the last day of February 2009, 2008, and 2007, investment advisory fees amounted to  $124,178, $150,775, and $136,723, respectively.

Under the Investment Advisory Agreement, the Advisor provides the Fund with advice and assistance in  the selection and disposition of the Fund's investments.  All investment decisions are subject to review by the Fund's Board of Directors to ensure that they meet the criteria described in the prospectus.  The Advisor is obligated to pay the salaries and fees of any affiliates of the Advisor serving as officers of the Fund.

FUND MANAGERS

As described in the prospectus, Ms. Vita Nelson and Mr. David Fish are the Fund Managers responsible for the day-to-day investment management of the Fund.  The following table describes other accounts managed by the Fund Managers, as of March 31, 2009.

Fund Manager	Type of Account managed	Total # of Accounts Managed	Total Assets	# of Accounts Managed Where Fee Based on Performance	Total Assets of Accounts Where Fee based on Performance
Vita Nelson	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 0	$25,729,455 NA NA	0 0 0	NA NA NA
David Fish	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 0	$25,729,455 NA NA	0 0 0	NA NA NA

POTENTIAL CONFLICTS OF INTEREST

The Advisor does not believe any material conflicts of interest exist as a result of the Investment  Managers managing the Fund and managing the other accounts noted above.  The investment  strategies of the Fund and the other accounts managed by the Investment Managers do not materially conflict in any way.  The other accounts either follow an investment strategy very similar to the Fund's or invest in securities that the Fund would not typically invest in.

There will be times when the Advisor may recommend purchases and/or sales of the same  portfolio securities for the Fund and its other clients.  In such circumstances, it is the policy of the Advisor to allocate purchases and sales among the Fund and its other clients on a pro-rata  basis or if necessary, in another manner which the Advisor deems equitable.  Simultaneous  transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

COMPENSATION

All of the Fund's Investment Managers receive an industry competitive base salary from the Advisor.  In addition, each of the Investment Manager's is eligible for bonus compensation which is based upon the  attainment of a combination of personal, team, and firm goals.  Finally, the Fund's Investment Managers participate in the Advisor's annual profit sharing plan.

A discussion of the material factors considered by the Board when it last renewed the investment advisory agreement may be found in the Fund's Annual Report to shareholders, dated February 29, 2009.

CODE OF ETHICS

The Fund, the Advisor and the Distributor have each adopted Codes of Ethics in compliance with Rule 17j-1 of the Investment Company Act of 1940 that restricts personal investing practices by their  employees.  Among other provisions, the Codes of Ethics requires that employees with access to  information about the purchase or sale of securities in the Fund's portfolio obtain clearance before executing personal trades.  With respect to Ms. Nelson and other investment personnel, the Code of Ethics prohibits the acquisition of securities in an initial public offering, as well as of profits derived from the purchase and sale of the same security within 60 calendar days.  These provisions are designed  to ensure that the interests of the Fund and its shareholders come before the interests of the people who manage the Fund.

ADMINISTRATOR

The Administrator for the Fund is Mutual Shareholder Services, LLC. (the"Administrator"), which has its principal office at 8000 Town Centre Drive, Suite 400, Broadview OH, and is primarily in the business of providing administrative and fund accounting services to retail and institutional mutual funds.  Pursuant to an Transfer Agent and Administration Agreement and Accounting Service Agreement (collectively the "Agreements") with the Fund, the Administrator provides all  administrative  services  necessary for  the Fund,subject to the supervision of the Board of Directors.

The Agreements are terminable by the Board of Directors of the Fund or the Administrator on ninety (90) days written notice and may be assigned provided the non-assigning party provides prior written consent.  The Agreements shall remain in effect for three years from the date of its initial approval, subject to  annual approval of the Board of Directors for one-year periods thereafter.  The Agreements generally provide that in the absence of willful misfeasance or negligence on the part of the Administrator or  reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Agreements, the Administrator provides all administrative services,including, without   limitation: (i) providing entry of all data from shareholders' applications; (ii) providing services of  persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund;  (iii) monitoring the performance of administrative and professional services to the Fund by others, including the Fund's Custodian;  (iv) coordinating with Fund counsel for  the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional  Information, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, (v) preparing reports to the Fund's shareholders and the Securities and Exchange Commission; and (vi) preparing in conjunction with Fund counsel all filings under the securities or "Blue Sky" laws of such states or countries as are designated by  the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws;

The Administrator also provides the Fund with all accounting services,including, without limitation: (i) daily computation of net asset value;  (ii)maintenance of security ledgers and books and records as required by the Investment Company  Act; (iii) production of the Fund's listing of portfolio securities  and general ledger reports;  (iv) reconciliation of accounting records; (v) maintaining certain books and  records described in Rule 31a-1under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Advisor; and (vi) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

ADMINISTRATOR'S FEES

For the administrative, fund accounting, transfer agent and disbursing agent services rendered to the Fund by the Administrator, the Fund pays the Administrator a monthly fee based on the Fund's average net assets.

Pursuant to a separate Administrative Services Agreement between the Fund and the Advisor, the Advisor provides certain administrative services to the Fund not otherwise provided by MSS.  For its services rendered by the Advisor, the Fund pays the Advisor a a flat monthly fee.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

U.S. Bank, N.A. serves as custodian for the Fund's cash and securities.  Pursuant to a Custodian Agreement, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash.  The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund.  Mutual Shareholder Services,  LLC acts as the Fund's transfer agent and dividend disbursing agent.

DISTRIBUTION AGREEMENT

Quasar Distributions LLC has entered into a distribution agreement with the Fund to serve as distributor for the Fund's shares.  Quasar Distributions LLC is obligated to sell the  hares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.

The Advisor and/or the Administrator may, out of their own assets, pay for certain expenses incurred in connection with the distribution of Fund Shares.  In particular, either or both entities may make  payments out of their own assets to sales representatives and broker-dealers in connection with sales of Fund shares.

OTHER EXPENSES

Fees paid to the Advisor and the Administrator are deducted from income of the Fund before dividends are paid.  In addition, the Fund pays expenses including the expenses of reports to shareholders,  shareholders' meetings and proxy solicitations, fees and expenses of officers and Directors who are not affiliated with the Advisor or the Administrator, taxes, interest, legal fees,custodian fees, audit fees,  brokerage fees and commissions, and fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws.

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

The Fund's assets are invested by the Advisor in a manner consistent with its investment objectives, policies, and restrictions and with any instructions the Board of Directors may issue from time to time. Within this framework, the Advisor is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the Fund.

U.S. Government securities generally are traded in the over-the-counter market through broker-dealers.  A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a spread.

In placing orders for the purchase and sale of portfolio securities for the Fund, the Advisor will use its best efforts to obtain the best possible price and  execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Directors may issue from time to time. The Advisor may select broker-dealers, including Temper of the Times Communications, Inc., its affiliate, to execute portfolio transactions on behalf of the Fund primarily on the basis of best price and execution.

Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions.  Such commissions vary among different brokers. A particular broker may  charge  different commissions according to such factors as the difficulty and size of the transaction. During the fiscal years ended on the last day of February 2009, 2008, and 2007, the  Fund  paid brokerage commissions amounting to $5,852, $3,022, and $9,663, respectively.

It has for many years been a common practice in the investment advisory business for Advisers of investment companies and other institutional investors to receive brokerage and research services (as  defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such Advisers and from third parties with which such  broker-dealers have arrangements.  These services include such matters as general economic and market  reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services  and  personal computers utilized by the Advisor.  Where the services referred to above are not used  exclusively by the Advisor for research purposes, the Advisor, based upon its own allocations of expected use,bears that portion of the cost of these services which directly relates to their non-research use.  It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does  not apply to the payment of such greater commissions in "principal" transactions.

As permitted by Section 28(e) of the 1934 Act, the Advisor may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in  the  1934 Act) to the Advisor an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have  charged for effecting that transaction.  The Advisor's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Directors may adopt from time to time. Nevertheless,the Advisor does not currently intend to cause the Fund to make such payments.  Accordingly, the Advisor will use its best efforts to obtain the most favorable price and execution available with respect to all of  the  Fund's transactions,as described above.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to  seeking the most favorable price and execution available and such other policies as the Directors may  determine, the Advisor may consider sales of  shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS.  The following discussion sets forth the Fund's policies and procedures with respect to the disclosure of Fund portfolio holdings.

Fund Service Providers - Fund Accounting Agent, Independent Auditor, Compliance Consulting Firm, Proxy Service and Custodian-  The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to each Fund’s portfolio on a real time basis.  For example, the Fund’s fund accounting agent is responsible for maintaining the accounting records of each Fund, which includes maintaining a current portfolio on behalf of each Fund.  The Fund also undergoes an annual audit which requires the Fund’s independent auditor to review each Fund’s portfolio.  In addition to the fund accounting agent, the Fund’s custodian also maintains an up-to-date list of each Fund’s holdings.  The Fund’s Chief Compliance Officer must also have access to the Fund’s portfolio in order to verify compliance with the Federal Securities laws.  Each of these parties is contractually and/or ethically prohibited from sharing any Fund’s portfolio with any third party unless specifically authorized by the Fund’s President, Secretary or Treasurer.

The Board of Directors monitors the services provided by each of the listed service providers to ensure each is complying the contractual terms or expectation of the arrangement.  If the Board of Directors is unsatisfied with any of these service providers the Board may terminate them accordingly.

Rating and Ranking Organizations-The Fund may from time to time provide its entire portfolio holdings of each Fund to various rating and ranking organizations, such as Morningstar, Inc., Lipper, Inc., Standard & Poor’s Ratings Group, Bloomberg  L.P., and Thomson Financial Research.

The Fund’s management has determined that these groups provide investors with a valuable service and, therefore, are willing to provide them with portfolio information.  You should be aware that the Fund does not pay them or receive any compensation from them for providing this information.

Disclosure to Other Parties-  the Fund is required under law to file a listing of the portfolio holdings of each Fund with the Securities and Exchange Commission on a quarterly basis.  The Fund prohibits the disclosure of portfolio information to any third party other than those described above until and unless such information has been filed with the Commission.  The Fund further prohibits any person affiliated with the Fund from entering into any ongoing arrangement with any person other than described above to receive portfolio holdings information relating to a Fund.

Review-  The Board of Directors reviews these policies not less than annually and receives periodic attestations from affiliated persons that these policies are being adhered to.

TAXATION

The Fund is treated as a corporation for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code").  The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Code.  By so qualifying, the Fund will not incur federal income or  state taxes on its net investment income and on net realized capital gains to the extent distributed as dividends to shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  To avoid the tax, the Fund must distribute  during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98% of its capital gains  in excess of capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31st of the calendar year, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares.  Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held.  Corporate investors are  not eligible for the dividends-received deduction with respect to distributions derived from interest on short-or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund.  A distribution will be treated as paid on  December 31st of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year.  Such  distributions will be taxable to shareholders in the calendar year the distributions are declared, rather  than the calendar year in which the distributions are received.

Distributions paid by the Fund from net long-term capital gains (excess of long-term capital gains over  long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of  the length of time you have owned shares in the Fund. Distributions paid by the Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income.  Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year.  Realized capital gains are not expected to be a significant or  predictable part of the Fund's investment return.

A sale of the Fund's shares is a taxable event and may result in a capital gain or loss.  A capital gain or loss may be realized from an ordinary redemption of shares, a check writing redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

Ordinarily, distributions and redemption proceeds earned by the Fund shareholders are not subject to withholding of federal income tax.  However, 31%of the Fund's distributions and redemption proceeds  must be withheld if the Fund shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if the Fund shareholder who is otherwise exempt from withholding fails to properly document such shareholder's status as an exempt recipient.

The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders.  No attempt has been made to discuss individual tax consequences.  To  determine  whether the Fund is a suitable investment based on his or her tax situation, a prospective investor may wish to consult a tax advisor.

OWNERS

All shares of the Fund, when issued, will be fully paid and nonassessable and will be redeemable.  They can be issued as full or fractional shares.  A fractional share has, pro rata, the same rights and privileges as a full share.  The shares possess no preemptive or conversion rights.  The shares of the Fund will share ratably in the dividends of the Fund, if any, as may be declared by the Board of Directors, and in the  distribution of any net assets upon liquidation of the Fund, after the payment of all debts and liabilities of the Fund.

Each share of the Fund has one vote (with proportionate voting for fractional shares) regardless of the  relative net asset values of the Fund's shares.  If pursuant to the Fund's Bylaws, the holders of shares representing at least 25%of the Fund's total outstanding shares request that the Fund hold a special meeting of shareholders it will do so.  Unless required under the Investment Company Act the Fund will  not necessarily hold annual meetings of shareholders.  As a result, shareholders may not vote each year on the election of members of the Board of Directors or the appointment of auditors.  The Fund will  assist in the communication with other shareholders.  In addition, the Investment Company Act requires a shareholder vote for all amendments to the Fund's fundamental investment objective and policies and  investment restrictions and for most amendments to investment advisory contracts.

The Fund may hold informal informational meetings of shareholders to discuss the Fund's and the Advisor's current investment philosophy and to address any concerns that shareholders may have. Shareholders will receive advance notice of the date, time and location of  such meetings.  However, no official business may be conducted at such meetings.

As of May 31, 2009, no person is known by the Fund who owns, beneficially or of record, 5% or more of the Fund's outstanding shares.

DIVIDENDS AND DISTRIBUTIONS

Net investment income, if any, is declared as dividends and paid annually.  Substantially all the realized net capital gains for the Fund, if any, are also declared and paid on an annual basis.  Dividends are payable to shareholders of record at the time of declaration.

Dividends are automatically reinvested in additional Fund shares unless the shareholder has elected to have them paid in cash.

The net investment income of the Fund for each business day is determined immediately prior to the  determination of  net asset value.  Net investment income for other days are determined at the time net asset value is determined on the prior business day. See "Purchase of Shares"  and "Redemption of Shares" in the Prospectus.

DETERMINATION NET ASSET VALUE

The Fund computes its net asset value (or price per share) on each day on which the New York Stock Exchange ("NYSE") is open for business.  The calculation is made as of the regular close of the NYSE (normally 4:00 pm., Eastern Time). The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): Dr. Martin Luther King Jr. Day , New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving  and Christmas.

Portfolio securities generally are valued by using market quotations, but maybe valued on the basis of prices furnished by a pricing service when the Advisor believes such  prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Directors of the Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

WithumSmith+Brown, PC, 1 Spring Street, New Brunswick, NJ 08901 has been selected as independent accountants for the Fund.  WithumSmith+Brown, PC performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

OTHER INFORMATION

The Advisor has been registered with the Securities Exchange Commission ("SEC")under the Investment  Advisers Act of 1940 since December 1998.  The Fund has filed a registration statement under the  Securities  Act  of 1933 and the 1940Act  with  respect  to  the shares offered.  Such registrations  do  not  imply approval or supervision of the Fund or the Advisor by the SEC.

For  further information, please  refer to the registration statement and exhibits on file with the SEC in Washington, D.C.   These documents are available upon payment of a reproduction fee.  Statements in  the Prospectus and in this Statement of Additional Information concerning the contents of contracts or  other documents, copies of which are filed as exhibits to the registration statement, are qualified by  reference to such contracts or documents.

PROXY VOTING POLICIES

The Board of Directors of the Fund has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Advisor.  The Advisor will vote such proxies in accordance with its proxy policies and procedures.  In some instances, the Advisor may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the Advisor or an affiliated person of the Advisor.  In such a case,the Fund's policy requires that the Advisor abstain from making a voting decision and to forward all necessary proxy voting materials to the Fund to enable the  Board of Directors to make a voting decision.  The Advisor shall make a written recommendation of the voting decision to the Board of Directors,which shall include: (i)  an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and  (iii) an explanation of why the recommendation is consistent with the Advisor's (or sub-adviser's) proxy voting policies.  The Board of Directors shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor,  is most consistent with the Advisor's proxy voting policies and in the best interests of Fund shareholders.  When the Board of Directors of the Fund is required to make a proxy voting decision, only the Directors without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

The Advisor's policies and procedures state that the Advisor generally relies on the individual portfolio  manager(s) to make the final decision on how to cast proxy votes.  When exercising its voting  responsibilities, the Advisor's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders,  (ii)alignment of management and  shareholder interests and  (iii) transparency through timely disclosure of important information about a company's operations and financial  performance.  While no set of proxy voting guidelines can anticipate all situations that may arise, the Advisor has adopted guidelines describing the Advisor's general  philosophy when proposals involve certain matters.  The following is a summary of those guidelines:

•

electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent.  The Advisor generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

•

approving independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;

•

providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, the Advisor is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

•

corporate voting structure - shareholders should have voting power equal to their equity interest in the  company and should be able to approve or reject changes to a company's by-laws by a simple majority       vote.  The Advisor opposes super-majority requirements and generally supports the ability of shareholders  to cumulate their votes for the election of directors; and

•

shareholder rights plans. - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Advisor generally considers to have a negative impact on shareholder value.

Information regarding the Fund's proxy voting record during the most recent 12-month period ended June 30 is available at no charge, upon request, by calling1-877-MP63FUN  (676-3386).  The information  also is available on the SEC's website at www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the Fund for the fiscal year ended February 29, 2009, included in the  Annual Report to Shareholders of the Fund, are incorporated herein by reference.  Shareholders can obtain a copy of the Annual Report without charge by calling the Fund at 1-877-MP63FUN (676-3386).

PART C

OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)

Articles of Incorporation.  Articles of Incorporation, which were filed as an Exhibit to Registrant's  Registration Statement on October 13, 1998, are hereby incorporated by reference.

(b)

Bylaws of the Fund.  Bylaws of the Fund, which were filed as an Exhibit to Registrant's Registration Statement on October 13, 1998, are hereby incorporated by reference.

(c)

Instruments Defining Rights of Shareholders.  None  (other than in the Articles of Incorporation and By-laws of the Registrant).

(d)

Investment Advisory Contracts.  Investment Advisory Agreement with The Moneypaper Advisor,  Inc., which was filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on January 5, 1999, is hereby incorporated by reference.

(e)

Underwriting Contracts.  Distribution Agreement with Quasar  Distributions LLC, which was filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on June 28, 2004, is hereby incorporated by reference.

(f)

Bonus or Profit Sharing Contracts.  Not Applicable

(g)

Custodian Agreements. Custody Agreement with Star Bank, N.A. (now U.S.Bank, N.A.) which was filed as an Exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on January 5, 1999, is hereby incorporated by reference.

(h)

Other Material Contracts.

(i)

Accounting Services Agreement with Mutual Shareholder Services, LLC,which was filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on June 27, 2003, is hereby incorporated by reference.

(ii)

Transfer Agent and Administration Agreement with Mutual Shareholder Services, LLC,  which was filed as an Exhibit to Post-Effective Amendment No. 5to Registrant's Registration Statement on June 27, 2003, is hereby incorporated by reference.

(iii)

Administrative Services Agreement with MoneyPaper Advisor, Inc., which was filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement on June 28, 2006, is hereby incorporated by reference.

(i)

Legal Opinion.  Opinion of Thompson Hine LLP, which was filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on June 28, 2004, is hereby incorporated by reference..

(j)

Other  Opinions.   Consent of WithumSmith+Brown, PC - Filed herein as Exhibit 99j

(k)

Omitted Financial Statements.  None.

(l)

Initial Capital Agreements.  Subscription Letter, which was filed  as  an Exhibit to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on January 5, 1999, is hereby incorporated by reference.

(m)

Rule 12b-1 Plan.  Not Applicable

(n)

Rule 18f-3 Plan.  Not Applicable

(p)

Codes of Ethics.

(i)

Codes of Ethics adopted under Rule 17j-1, which were filed as Exhibits to Post-Effective  Amendment No. 3 to the Registrant's Registration Statement on June 28, 2001, are incorporated by reference.

(ii)

Quasar Distributors, LLC General Code of Ethics adopted under Rule17j-1, which was filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on June 28, 2004, is hereby incorporated by reference.

(iii)

Code of Ethics for Access Persons of Quasar Distributors, LLC adopted under Rule 17j-1, which was filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on June 28, 2004, is hereby incorporated by reference.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not applicable

ITEM 25. INDEMNIFICATION.

(a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

"NINTH:(1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or  permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and(ii) other employees and  agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law.  Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such  action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt,  approve and amend from time to time by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law.  No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(2) To the fullest extent permitted by Maryland statutory decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad  faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.  No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

Vita Nelson is a Director, President, Editor and Publisher of The Moneypaper, Inc. (newsletter).  She is also Publisher and Chairman, Temper of the Times, and Investor Services, Inc. (broker/dealer).  The address for The Moneypaper, Inc.,  and Temper of the Times Investor Services, Inc. is 555 Theodore Fremd Avenue, SuiteB103,  Rye, New York 10580.  The Moneypaper Advisor, Inc. is a registered investment advisor.

ITEM 27. PRINCIPAL UNDERWRITER.

(a)

Quasar Distributors, LLC ("Quasar") is underwriter and distributor for the Registrant's shares. As such, UFSI is obligated to offer shares of the Funds only upon orders received therefor. The Fund continuously offers shares. Quasar serves as underwriter or distributor for other investment companies.

(b)

The information required by this Item 27(b) with respect to each director, officer or partner of Quasar is incorporated herein by reference to Schedule A of Form BD, filed by Quasar with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

(c)

Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

The accounts and records of the Fund are located, in whole or in part, at the office of the Fund and the  Transfer Agent: Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH  44147.  The Custodian's records are located at its offices.  The Advisor's records are located at its offices at 555 Theodore Fremd Avenue, Suite B 103, Rye, New York 10580.

ITEM 29.  MANAGEMENT SERVICES.

Not Applicable.

ITEM 30. UNDERTAKINGS.

Registrant undertakes to furnish each person, to whom a prospectus is delivered with a copy of  Registrant's latest annual report to shareholders relating to the portfolio or class thereof, to which the prospectus relates upon request and without charge.  The Registrant further undertakes to comply with Section 16(c) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the  Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the  Registration Statement under Rule 485 (b) under the Securities Act of 1933 and has duly caused this  Amendment No. 10 to be signed on its behalf by the undersigned, duly authorized, in the County of Westchester and State of New York, on the 30th  day of June, 2009.

MP 63 FUND, INC.

By: /s/  Lester Nelson

Lester Nelson, Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 10 to the Registrants Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

By: /s/  Vita Nelson

                            June 30, 2009

Vita Nelson

Director and President

By: /s/  Ted S. Gladstone

                             June 30, 2009

Ted S. Gladstone

Director

/By: Gloria L. Schaffer

                             June 30, 2009

Gloria L. Schaffer

Director

By: Richard Yaffa

                             June 30, 2009

Richard Yaffa

Director

The above persons signing as Director are all of the members of the Registrant's Board of Directors.

Exhibit Index

Exhibit 99j-

Consent of WithumSmith+Brown, PC

Exhibit 99j.

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of the MP63, Fund, Inc. and to the use of our report, dated April 23, 2009, on the financial statements and financial highlights of the MP63, Fund, Inc.  Such financial statements, financial highlights and reports of Independent Registered Public Accounting Firm appear in the 2009 Annual Report to Shareholders and are incorporated by reference in the Registration Statement and Prospectus.

WITHUMSMITH+BROWN, PC

East Brunswick, New Jersey

June 30, 2009